UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22749

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 14th Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

215-231-7050

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: April 1, 2018 – June 30, 2018

Item 1. Schedule of Investments.

Resource Real Estate Diversified Income Fund

PORTFOLIO OF INVESTMENTS

June 30, 2018 (Unaudited)

	Interest /Dividend Rate	Maturity	Principal	Value
BONDS & NOTES (0.90%)
COMMERCIAL MORTGAGE BACKED SECURITIES (0.90%)
Hypo Real Estate Bank International AG, Class A2(a)(b)(c)	3M GBP L + 0.22%	03/20/2022	$2,200,000	$1,306,554
Morgan Stanley Capital I Trust, Class B(a)(b)(c)	5.538%	02/12/2044	998,202	995,178
				2,301,732
TOTAL BONDS & NOTES
(Cost $2,523,723)				2,301,732

		Shares	Value
PREFERRED STOCKS (13.32%)
REAL ESTATE INVESTMENT TRUSTS (13.32%)
ARMOUR Residential REIT, Inc., Series B(d)	7.875%	107,127	2,664,249
City Office REIT, Inc., Series A(d)	6.625%	33,300	810,189
Colony Capital, Inc., Series I(d)	7.150%	162,500	3,761,875
Colony Capital, Inc., Series E(d)	8.750%	75,921	1,969,391
Dynex Capital, Inc., Series B(d)	7.625%	200,000	4,878,000
Global Medical REIT, Inc., Series A(d)	7.500%	98,278	2,437,294
Hunt Companies Finance Trust, Inc.(d)	8.750%	86,264	2,177,303
Innovative Industrial Properties, Inc., Series A(d)	9.000%	95,000	2,717,000
New York Mortgage Trust, Inc., Series C(d)	7.875%	60,004	1,445,496
Sotherly Hotels, Inc., Series B(d)	8.000%	120,000	3,036,000
Two Harbors Investment Corp., Series A(d)	8.125%	120,000	3,267,600
Wheeler Real Estate Investment Trust, Inc., Series D(d)	8.750%	264,019	4,900,193

TOTAL PREFERRED STOCKS
(Cost $33,773,241)			34,064,590

REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (104.33%)
PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS (8.28%)
Cole Credit Property Trust IV, Inc.(b)(c)		3,506	32,847
Harrison Street Core Property Fund Private Reit(b)		13,493	18,229,385
InvenTrust Properties Corp.(b)(c)		446,837	1,398,601
NorthStar Healthcare Income, Inc.(b)(c)		182,140	1,393,369
Phillips Edison Grocery Center REIT I, Inc.(b)(c)		11,534	127,449
			21,181,651
PRIVATE REAL ESTATE INVESTMENT TRUSTS (58.75%)
Barings Core Property Fund, LP(b)(c)			4,490,972
Broadstone Net Lease(b)(c)			13,769,430
Brookfield Real Estate Finance V(b)(c)			5,691,423
Clarion Debt Fund(b)(c)			3,348,568
Clarion Lion Industrial Trust(b)(c)			12,866,944
Clarion Lion Properties Fund, LP(b)(c)			13,172,406
Clarion Ventures(b)(c)			11,105,822
Cottonwood Residential, Inc.(b)(c)			1,298,333

	Shares	Value
PRIVATE REAL ESTATE INVESTMENT TRUSTS (continued)
Guggenheim US Property Private REIT(b)(c)		$13,179,923
Heitman Core Real Estate Debt Income(b)		25,271,889
Metlife Commercial Mortgage Income Fund LP(b)(c)		10,020,813
Och-Ziff Real Estate Advisors LP(b)(c)		2,929,683
PGIM Real Estate US Debt Fund(b)(c)		25,002,131
Truman REIT(b)(c)		1,564,184
UBS Trumbull LP(b)(c)		1,107,080
UBS Trumbull Property Fund(b)(c)		5,443,995
		150,263,596
TRADED REAL ESTATE INVESTMENT TRUSTS (37.30%)
Apollo Commercial Real Estate Finance, Inc.(d)	222,200	4,061,816
Ares Commercial Real Estate Corp.(d)	235,775	3,256,053
Blackstone Mortgage Trust, Inc., Class A(d)	189,746	5,963,717
City Office REIT, Inc.(d)	347,834	4,462,710
Condor Hospitality Trust, Inc.(d)	300,313	3,123,255
EPR Properties(d)	53,084	3,439,312
Granite Point Mortgage Trust, Inc.(d)	256,000	4,697,600
Great Ajax Corp.(d)	212,013	2,773,130
Independence Realty Trust, Inc.(d)	571,423	5,891,371
Ladder Capital Corp., Class A(d)	225,000	3,514,500
MedEquities Realty Trust, Inc.(d)	215,000	2,369,300
Medical Properties Trust, Inc.(d)	133,111	1,868,878
National Storage Affiliates Trust(d)	125,150	3,857,123
New Residential Investment Corp.(d)	378,700	6,623,463
Omega Healthcare Investors, Inc.(d)	138,420	4,291,020
Park Hotels & Resorts, Inc.(d)	113,354	3,472,033
Plymouth Industrial REIT, Inc.(d)	201,250	3,220,000
Prologis, Inc.(d)	100,000	6,569,000
Sachem Capital Corp.(d)	312,325	1,280,533
Spirit MTA REIT(d)	50,000	515,000
Spirit Realty Capital, Inc.(d)	500,000	4,015,000
STAG Industrial, Inc.(d)	162,260	4,418,340
TPG RE Finance Trust, Inc.(d)	167,663	3,406,912
Uniti Group, Inc.(d)	250,785	5,023,224
WP Carey, Inc.(d)	49,314	3,271,984
		95,385,274
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS
(Cost $247,921,796)		266,830,521

	Notional Amount	Number of Contracts	Value
PURCHASED OPTIONS (0.37%)
iShares U.S. Real Estate ETF, Put, Exercise Price $77, (expiring 09/21/18)	$88,638,000	11,000	946,000

TOTAL PURCHASED OPTIONS
(Cost $1,611,916)			946,000

	Shares	Value
SHORT TERM INVESTMENTS (0.16%)
Dreyfus Treasury Cash Management, Institutional Class, 1.76%(d)(e)	418,206	$418,206

TOTAL SHORT TERM INVESTMENTS
(Cost $418,206)		418,206

TOTAL INVESTMENTS (119.08%)
(Cost $286,248,882)		$304,561,049

LINE OF CREDIT (-19.57%)		(50,048,493)

Other Liabilities In Excess Of Assets (0.49%)		1,255,826

NET ASSETS (100.00%)		$255,768,382

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M GBP L - 3 Month POUND LIBOR as of June 30, 2018 was 0.67%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Illiquid security. See below.
(c)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $175,033,905, representing 9.03% of net assets.
(d)	All or a portion of each of these securities may be segregated as collateral for written options and the Fund's line of credit. The aggregate market value of those securities was $127,838,562.
(e)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2018.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees is as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
10/01/15-07/01/16	Barings Core Property Fund, LP	$3,944,044	$4,490,972	1.76%
10/31/16-05/31/17	Broadstone Net Lease	13,000,000	13,769,430	5.38%
03/27/18-06/14/18	Brookfield Real Estate Finance V	5,739,683	5,691,423	2.22%
02/14/17-02/26/18	Clarion Debt Fund	3,420,612	3,348,568	1.31%
01/01/14-04/03/17	Clarion Lion Industrial Trust	10,300,000	12,866,944	5.03%
01/01/14-07/01/16	Clarion Lion Properties Fund, LP	10,867,570	13,172,406	5.15%
07/01/16-06/29/18	Clarion Ventures	9,649,571	11,105,822	4.34%
05/22/13	Cole Credit Property Trust IV, Inc.	26,597	32,847	0.01%
02/24/14-07/21/14	Cottonwood Residential, Inc.	642,116	1,298,333	0.51%
09/01/16-07/31/17	Guggenheim US Property Private REIT	12,618,893	13,179,923	5.15%
01/03/18	Harrison Street Core Property Fund Private Reit	18,000,000	18,229,385	7.13%
07/27/17-01/18/18	Heitman Core Real Estate Debt Income	25,000,000	25,271,889	9.88%
10/30/15	Hypo Real Estate Bank International AG, Class A2	1,535,459	1,306,554	0.51%
02/06/15	InvenTrust Properties Corp.	1,390,454	1,398,601	0.55%
01/02/18-04/02/18	Metlife Commercial Mortgage Income Fund LP	10,000,000	10,020,813	3.92%
03/04/2014	Morgan Stanley Capital I Trust, Class B	988,264	995,178	0.39%
11/27/13-03/12/15	NorthStar Healthcare Income, Inc.	1,151,392	1,393,369	0.54%
06/28/17-06/28/18	Och-Ziff Real Estate Advisors LP	3,056,017	2,929,683	1.15%

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
07/31/17-04/19/18	PGIM Real Estate US Debt Fund	$25,000,000	$25,002,131	9.78%
08/07/13-11/25/13	Phillips Edison Grocery Center REIT I, Inc.	79,151	127,449	0.05%
06/24/16-12/15/16	Truman REIT	1,164,928	1,564,184	0.61%
07/01/16-04/03/17	UBS Trumbull LP	1,064,159	1,107,080	0.43%
01/04/16-01/03/17	UBS Trumbull Property Fund	5,200,000	5,443,995	2.13%
	Total	$163,838,910	$173,746,979	67.93%

Additional information on investments in private real estate investment trusts:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of June 30, 2018
$4,490,972	Barings Core Property Fund, LP	Quarterly	30	$–
13,769,430	Broadstone Net Lease	N/A	N/A	–
5,691,423	Brookfield Real Estate Finance V	N/A	N/A	19,227,691
3,348,568	Clarion Debt Fund	N/A	N/A	8,741,626
12,866,944	Clarion Lion Industrial Trust	Quarterly	90	–
13,172,406	Clarion Lion Properties Fund, LP	Quarterly	90	–
11,105,822	Clarion Ventures	N/A	N/A	3,505,702
1,298,333	Cottonwood Residential, Inc.	Daily	60	–
13,179,923	Guggenheim US Property Private REIT	Quarterly	60	–
25,271,889	Heitman Core Real Estate Debt Income	Quarterly	90	–
10,020,813	Metlife Commercial Mortgage Income Fund LP	Quarterly	90	–
2,929,683	Och-Ziff Real Estate Advisors LP	N/A	N/A	17,924,419
25,002,131	PGIM Real Estate US Debt Fund	N/A	N/A	–
1,564,184	Truman REIT	N/A	N/A	–
1,107,080	UBS Trumbull LP	Quarterly	60	–
5,443,995	UBS Trumbull Property Fund	Quarterly	60	–

Schedule Of Written Options

At June 30, 2018, the Fund had the following outstanding written options:

	Number of Contracts	Exercise Price	Maturity Date	Notional Value	Value
Call Options
iShares U.S. Real Estate ETF	(11,000)	$82.00	9/21/2018	$(88,638,000)	$(1,584,000)

Put Options
iShares U.S. Real Estate ETF	(11,000)	$74.00	9/21/2018	$(88,638,000)	$(583,000)

Total Written Options (Premiums $1,418,149)				$(177,276,000)	$(2,167,000)

See Notes to Quarterly Portfolio of Investments.

Resource Real Estate Diversified Income Fund

NOTES TO PORTFOLIO OF INVESTMENTS (Unaudited)

June 30, 2018

1. ORGANIZATION

Resource Real Estate Diversified Income Fund (the "Fund") was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund's investment adviser is Resource Real Estate, LLC (the "Adviser"). The Fund's primary investment objective is to produce current income, with a secondary objective to achieve a long-term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I and Class L shares. Class U, Class T and Class D shares are no longer being offered. Class A shares commenced operations on March 12, 2013, Class C and Class I shares commenced operations on August 1, 2014, Class W shares commenced operations on November 24, 2014, Class T and Class D shares commenced operations on February 13, 2015 and Class L shares commenced operations on July 10, 2017. Class C, Class W and Class I shares are, and in the case of Class D shares were, offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class U shares were offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class T shares were offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at net asset value plus a maximum sales charge of 4.75%. Each class of shares represents an interest in the same assets of the Fund and classes of shares are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The information contained herein was prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts as of the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

Valuation of Private REITs – The Fund invests a portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). Private REITs report their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non-Traded REITs – The Fund invests a portion of its assets in Public Non-Traded Real Estate Investment Trusts (“Public Non-Traded REITs”). Public Non-Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potentially illiquidity discounts.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund's investments as of June 30, 2018:

Resource Real Estate Diversified Income Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bonds & Notes(a)	$–	$2,301,732	$–	$2,301,732
Preferred Stocks(a)	34,064,590	–	–	34,064,590
Real Estate Investment Trusts - Common Stocks
Public Non-Traded Real Estate Investment Trusts	$–	$–	$2,952,266	$2,952,266
Private Real Estate Investment Trusts (Measured at net asset value)(b)	–	–	–	168,492,981
Traded Real Estate Investment Trusts	95,385,274	–	–	95,385,274
Purchased Options	946,000	–	–	946,000
Short Term Investments	418,206	–	–	418,206
TOTAL	$130,814,070	$2,301,732	$2,952,266	$304,561,049

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Options	$(2,167,000)	$–	$–	$(2,167,000)
TOTAL	$(2,167,000)	$–	$–	$(2,167,000)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the period ended June 30, 2018. It is the Fund's policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which unobservable inputs (Level 3) when determining fair value:

Asset Type	Balance as of September 30, 2017	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2018	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2018
Real Estate Investment Trusts- Common Stock	7,085,015	-	-	(720,543)	262,776	-	(3,674,982)	-	$-	$2,952,266	$(51,304)
	$7,085,015	$-	$-	$(720,543)	$262,776	$-	$(3,674,982)	$-	$-	$2,952,266	$(51,304)

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.

Industry Concentration – If the Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund's net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund's portfolio will be adversely affected. As of June 30, 2018, the Fund had 119% of the value of its net assets invested within the real estate industry.

3. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund's use of derivative instruments and hedging activities.

The Fund's investment objectives not only permit the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue their objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Futures – The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons, including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund's investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

When the Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called "variation margin," equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	August 28, 2018

By:	/s/ Steven R. Saltzman
Steven R. Saltzman
Treasurer (Principal Financial Officer)

Date:	August 28, 2018